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                        QUANTUM EPITAXIAL DESIGNS, INC.
                            1996 STOCK OPTION PLAN

                  Section 1. Purposes.

                  The purposes of the Plan are (a) to recognize and compensate selected Directors of the Company and selected Employees of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (b) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining key Employees; and (c) to provide incentive compensation to such key Employees based upon the Company's performance, as measured by the appreciation in Common Stock. The Plan is intended to comply with the conditions and requirements for employee benefit plans under Rule 16b-3, promulgated under Section 16 of the Exchange Act. The Options issued pursuant to the Plan are intended to constitute either Incentive Stock Options, or non-qualified stock options, as determined by the Committee, or the Board, if no Committee has been appointed, at the time of Award. The type of Options Awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of this Plan shall be incorporated into the Option Agreement to be executed by the Optionee.

                  Section 2. Definitions.

                  (a) "Award" shall mean a grant of Options to an Employee pursuant to the provisions of this Plan. Each separate grant of Options to an Employee and each group of Options which matures on a separate date is treated as a separate Award.

                  (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

                  (c) "Change of Control" shall mean the happening of an event, which shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or
(ii) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board, if stockholder action is not required) and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's voting capital stock immediately prior to the merger or consolidation will have at least 50% of the ownership of voting capital stock of the surviving corporation immediately after the merger or consolidation (on a fully diluted basis), which voting


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capital stock is to be held in the same proportion (on a fully diluted basis)
as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than (A) the Company, or (B) any of its Subsidiaries, or
(C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock (on a fully diluted basis), unless the transaction pursuant to which such person, entity or group acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of directors who shall have been either members of the Board on the date that this Plan is adopted by the Board or members of the Board for at least twelve (12) months prior to the date of such approval, or (v) the first day after the date of this Plan when directors are elected such that there shall have been a change in the composition of the Board such that a majority of the Board shall have been members of the Board for less than twelve (12) months, unless the nomination for election of each new director who was not a director at the beginning of such twelve (12) month period was approved by a vote of at least sixty percent (60%) of the directors then still in office who were directors at the beginning of such period, or
(vi) the date upon which the Board determines (in its sole discretion) that based on then current available information, the events described in clause
(iv) are reasonably likely to occur.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event the Committee shall possess the power and authority of the Board.

                  (f) "Company" shall mean Quantum Epitaxial Designs, Inc., a Pennsylvania corporation.

                  (g) "Common Stock" shall mean common stock of the Company, $.001 par value per share.

                  (h) "Disability" or "Disabled" shall mean the inability of an Optionee to perform his or her normal employment duties for the Company, its Parent, any of its Subsidiaries or its successors, as the case may be, resulting from a mental or physical illness, impairment or


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any other similar occurrence which can be expected to result in death or which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Board.

                  (i) "Employee" shall mean any person, including officers and directors, employed by the Company, its Parent, any of its Subsidiaries or its successors. The payment of directors' fees by the Company, its Parent, any of its Subsidiaries or its successors, as the case may be, shall not be sufficient to constitute employment. Additionally, solely for purposes of determining those persons eligible under the Plan to be recipients of Awards of Options, which Options shall be limited to non-qualified stock options, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include directors and independent contractors of and consultants to the Company, provided that the term "Employee" shall not include directors of the Company who are Non-Employee Directors at any time from the effective date of registration under Section 12 of the Exchange Act of a class of equity securities of the Company until six months after the termination of such registration.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

                  (l) "Grant Date" means (i) the effective date of registration under Section 12 of the Exchange Act of a class of equity securities of the Company and (ii) each date thereafter prescribed under the Company's Articles of Incorporation and By-laws for the election of directors which falls before the earlier of (A) the date six months after the termination of such registration, or (B) the tenth anniversary of the date on which this Plan is adopted by the Board.

                  (m) "Incentive Stock Option" shall mean an Option which is an incentive stock option within the meaning of Section 422 of the Code.

                  (n) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3), promulgated under Section 16 of the Exchange Act.

                  (o) "Option" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is Awarded pursuant to the Plan.

                  (p) "Option Agreement" shall mean written agreements substantially in the form of Exhibits A-1 and A-2, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

                  (q) "Optionee" shall mean an Employee to whom an Option is Awarded.

                  (r) "Parent" shall mean a "parent corporation" whether now or hereafter existing, as defined in Sections 424(e) and (g) of the Code.


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                  (s) "Plan" shall mean the Quantum Epitaxial Designs, Inc.
1996 Stock Option Plan, as amended from time to time.

                  (t) "Pool" shall mean the pool of shares of Common Stock subject to the Plan, as described and set forth in Section 6 hereof.

                  (u) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (v) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.

                  (w) "Stock Purchase Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form as the Board (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

                  (x) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

                  Section 3. Participation.

                  (a) Employees, Consultants and Independent Contractors. Participants in the Plan shall be selected by the Board from the Employees (including Employees who also may be members of the Board) of the Company, its Parent and its Subsidiaries or their successors. The Board may make Awards at any time and from time to time to Employees on terms and conditions described in Section 7. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

                  (b) Outside Directors. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, no Awards of Options shall be made under the Plan to any director of the Company who is a Non-Employee Director except pursuant to this
Section 3(b):

                      (i) Automatic Awards. Awards of Options to directors of the Company who are Non-Employee Directors shall be granted, without any further action by the Committee, as follows. Upon the effective date of the Company's registration of a class of equity securities under Section 12 of the Exchange Act, and on each Grant Date thereafter, each director of the Company who is a Non-Employee Director shall receive an Award of a non-qualified stock Option to purchase 1,000 Shares.


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                      (ii) Option Price. The price per Share with on the
exercise of any Option granted under this Section 3(b) shall be 100% of the Fair Market Value of such Share on the Grant Date.

                      (iii) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check or shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board, provided that shares of Common Stock may be surrendered in satisfaction of the exercise price only if the Optionee has held such shares for more than six months (or such shorter time as shall not, in the Board's sole discretion have an adverse effect on the Company's financial statements). In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares of Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares of Common Stock without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the shares of Common Stock used to effect the purchase shall be the Fair Market Value of such shares of Common Stock on the date of exercise as determined by the Board in its sole discretion, exercised in good faith.

                      (iv) Exercise of Options. Any Option Awarded hereunder shall be immediately exercisable in full.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement and any other agreements required by the terms of the Plan and/or Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 3(b)(iii) of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

                  As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee,

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deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for Award under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                      (v) Termination of Options. Unless sooner terminated as provided in this Plan, each Option shall be exercisable for 10 years from the date of the Award, and shall be void and unexercisable thereafter.

                      (vii) Forfeiture. Notwithstanding any other provision of this Plan, if the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company, or (ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the date of such a finding. In the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

          Section 4.  Administration.

                  (a) Procedure. The Plan shall be administered by the Board. Members of the Board who are eligible for Options or have been Awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to him.

                  The Board may at any time appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of

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time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act and unless the Board determines otherwise, from the effective date of such registration until six months after the termination of such registration, all Awards of Options to eligible officers or directors of the Company shall be made solely by the Board, only if each member is a Non-Employee Director, or, otherwise, by a Committee of two or more directors, each of whom is a Non-Employee Director.

                  (b) Powers of the Board. Subject to the provisions of the Plan, the Board or its Committee shall have the authority, in its discretion:
(i) to Award Options; (ii) to determine, upon review of relevant information and in accordance with Section 8 of the Plan, the Fair Market Value per Share;
(iii) to determine the exercise price of the Options to be Awarded in accordance with Sections 7 and 8 of the Plan; (iv) to determine the Employees to whom, and the time or times at which, Options shall be Awarded, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Awarded under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase Agreement; (vii) to accelerate the vesting or exercise date of any Option; (viii) to determine whether any Optionee will be required to execute a stock repurchase agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the Award or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously Awarded by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and (xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

                  (c) Effect of the Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Options and Optionees.

                  (d) Limitation of Liability. Notwithstanding anything herein to the contrary (with the exception of Section 31 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option Awarded hereunder.

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                  Section 5. Eligibility.

                  Except as otherwise provided in Section 3(b), Options may be Awarded only to Employees. An Employee who has been Awarded an Option, if he or she is otherwise eligible, may be Awarded additional Options.

                  Section 6. Stock Subject to the Plan.

                  Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be Awarded and sold under the Plan is Three Hundred Twenty Thousand (320,000) Shares (collectively, the "Pool"). Options Awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board. If an Option should expire or become unexercisable for any reason without having been exercised in full, or, if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future Award under the Plan.

                  Section 7. Terms and Conditions of Options Awarded to Employees, Consultants and Independent Contractors.

                  Each Option Awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

                  (a) Number of Shares. The number of Shares subject to the Option, which may not include fractional Shares.

                  (b) Option Price. The price per Share payable on the exercise of any Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per share of the Common Stock on the date such Option is Awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be Awarded under this Plan to any Employee who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company (or its Parent or Subsidiaries), the price per Share payable upon exercise of such Option shall be no less than 110 percent (110%) of the Fair Market Value of the stock on the date such Option is Awarded. The price per Share payable on the exercise of an Option which is a non-qualified stock option shall be at least $.01 per Share and shall be stated in the Option Agreement.

                  (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the

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Board and may consist entirely of cash, check or shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board, provided that shares of Common Stock may be surrendered in satisfaction of the exercise price only if the Optionee has held such shares for more than six months (or such shorter time as shall not, in the Board's sole discretion have an adverse effect on the Company's financial statements). In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares of Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares of Common Stock without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the shares of Common Stock used to effect the purchase shall be the Fair Market Value of such shares of Common Stock on the date of exercise as determined by the Board in its sole discretion, exercised in good faith.

                  (d) Form of Option. The Option Agreement will state whether the Option Awarded is an Incentive Stock Option or a non-qualified stock Option, and will constitute a binding determination as to the form of Option Awarded.

                  (e) Exercise of Options. Any Option Awarded hereunder shall be exercisable at such times and under such conditions as may be determined by the Board and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised solely for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by an executed Stock Purchase Agreement and any other agreements required by the terms of the Plan and/or Option Agreement. Full payment may consist of such consideration and method of payment allowable under Section 7 of the Plan. No adjustment shall be made for

                                      -9-

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a dividend or other right for which the record date is prior to the date the
Option is exercised, except as provided in Section 9 of the Plan.

                  As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for Award under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (f) Term and Vesting of Options.

                      (i) Notwithstanding any other provision of this Plan, no Option shall be (A) Awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten
(10) years from the date of Award; provided, however, that if an Incentive Stock Option shall be Awarded under this Plan to any Employee who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the stock of he Company (or its Parent or Subsidiaries), the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

                      (ii) No Option Awarded to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value of all Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year (determined as of the date of Award of each such Option) to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order Awarded. For purposes of this subsection, Incentive Stock Options include all incentive stock options under all plans of the Company and its Parent and Subsidiaries that are incentive stock option plans within the meaning of Section 422 of the Code. Options Awarded hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

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                  (g) Termination of Options.

                      (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

                      (ii) Except as otherwise provided herein or in the Option Agreement, upon the termination of the Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

                      (iii) Upon the Disability or death of an Optionee while in the employ of or engagement by the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such disabled Optionee shall commence any employment or engagement during such one (1) year period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

                      (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

                  (h) Forfeiture. Notwithstanding any other provision of this Plan, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or invention and non-disclosure agreement with the Company, but if the Optionee is not a party to any such agreement, then, as such term is defined in the Stock Purchase Agreement) or if the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or, if the Optionee is a director, has otherwise breached any fiduciary duty owed to the Company, or (ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the earlier of the date of termination of employment or engagement for "cause" or the date of such a finding. In the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet

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delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

                  Section 8. Determination of Fair Market Value of Common
Stock.

                  (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

                  (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System), as applicable or, if there is no trading on such date, on the next trading date. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the NASDAQ National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the NASDAQ National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next trading date.

                  Section 9. Adjustments.

                  (a) Subject to required action by the stockholders, if any, the number of Shares as to which Options may be Awarded under this Plan and the number of Shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

                  (b) No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, and any right to a fractional share shall be satisfied in cash, based on the Fair Market Value thereof.

                  Section 10. Rights as a Stockholder.

                  The Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

                  Section 11. Time of Awarding Options.

                  The date of Award of an Option shall, for all purposes, be the date on which the Board makes the determination Awarding such Option. Notice of the determination shall be given to each Employee to whom an Option is so Awarded within a reasonable time after the date of such Award.

                  Section 12. Modification, Extension and Renewal of Option.

                  Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" within the meaning of Section 422 of the Code.

                  Section 13. Purchase for Investment and Other Restrictions.

                  The issuance of Shares on the exercise of an Option shall be conditioned on obtaining such appropriate representations, warranties, restrictions and agreements of the Optionee as set forth in the applicable Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Optionee shall represent and agree that the purchase of Shares under the applicable Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the transfer or sale of such Shares complies with all other laws, rules and regulations applicable thereto. Unless the Shares are registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Additionally, the Shares, when issued upon the exercise of an Option, shall be subject to other transfer restrictions, rights of first refusal and rights of repurchase as set forth in or incorporated by reference into the applicable Stock Purchase Agreement. The certificates representing the Shares shall contain the following legend:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR

                  ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO QUANTUM EPITAXIAL DESIGNS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT BETWEEN QUANTUM EPITAXIAL DESIGNS, INC. AND THE STOCKHOLDER, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY QUANTUM EPITAXIAL DESIGNS, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL OF THE PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

                  Section 14. Transferability.

                  No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by him, or, in the event of his legal incapacity or Disability by his legal guardian or representative.

                  Section 15. Other Provisions.

                  The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

                  Section 16. Power of Board in Case of Change of Control.

                  Notwithstanding anything to the contrary set forth in this Plan (with the exception of Section 31 hereof), in the event of a Change of Control, the Board shall have the right, in its sole discretion, to accelerate the vesting and exercisability of all unmatured Options and/or to establish an earlier date for the expiration of the exercise of an Option (notwithstanding a later expiration of exercisability set forth in an Option Agreement). In addition, in the event of a Change of Control of the Company, the Board shall have the right, in its sole discretion, subject to and conditioned upon the consummation of the transactions which result in the Change of Control, to (1) arrange for the successor company (or other entity) to assume all of the rights and obligations of the Company under this Plan; or (2) terminate this Plan and (a) to pay to all Optionees cash with respect to those Options that are vested as of the date of such consummation in an amount equal to the difference between the exercise price and the Fair Market Value of a Share of Common Stock (determined as of the date the Plan is terminated) multiplied by the number of Options that are vested as of the date of the consummation of the transactions which result in the Change of Control which are held by the Optionee as of such date, or (b) to arrange for the exchange of all Options for options to purchase common stock in the successor corporation, or (c) to distribute to each Optionee other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to Options that are vested as of the date of the consummation of the transactions which result in the Change of Control rather than the Option at the time of such consummation. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board in its sole discretion.

                  Section 17. Amendment of the Plan.

                  Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders, no such revision or amendment may change the aggregate number of Shares for which Options may be Awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be Awarded.

                  Any other provision of this Section 17 notwithstanding (with the exception of Section 31 hereof), the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock Options available under the Plan continue to be treated as such, respectively, under all applicable laws.

                  Section 18. Application of Funds.

                  The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes.

                  Section 19. No Obligation to Exercise Option.

                  The Awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

                  Section 20. Approval of Stockholders.

                  This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall become limited to a non-qualified stock option plan if it is not approved by the holders of a majority of the Company's outstanding voting stock within one year (365 days) of its adoption by the Board. The Board may Award Options hereunder prior to approval of the Plan or any material amendments thereto by the holders of a majority of the Company's outstanding voting stock; provided, however, that any and all Options so Awarded automatically shall be converted into non-qualified stock options if the Plan is not approved by such stockholders within 365 days of its adoption or material amendment.

                  Section 21. Conditions Upon Issuance of Shares.

                  (a) Options Awarded under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon the exercise thereof.

                  (b) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (c) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

                  Section 22. Reservation of Shares.

                  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  Section 23. Stock Option and Stock Purchase Agreements.

                  Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase Agreement in such form or forms as the Board shall approve from time to time.

                  Section 24. Taxes, Fees, Expenses and Withholding of Taxes.

                  (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

                  Section 25. Notices.

                  Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

                  Section 26. No Enlargement of Employee Rights.

                  This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Employee, or to be consideration for or a condition of the employment or service of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Company, its Parent, any Subsidiary or a successor corporation, or to interfere with the right of the Company or any such corporation to discharge or retire any Employee thereof at any time. No Employee shall have any right to or interest in Options authorized hereunder prior to the Award thereof to such Employee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

                  Section 27. Information to Optionees.

                  The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.


                  Section 28. Availability of Plan.

                  A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

                  Section 29. Invalid Provisions.

                  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

                  Section 30. Applicable Law.

                  This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  Section 31. Board Action.

                  Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to (i) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (ii) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (iii) any agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

                          ADOPTION AND APPROVAL OF PLAN
              Date Plan initially adopted by Board: October 3, 1996
             Date Plan approved by Stockholders: September 26, 1997
                     Effective Date of Plan: October 3, 1996

            SEE RESTRICTIVE LEGENDS SET FORTH ON THE LAST PAGE HEREOF



                         QUANTUM EPITAXIAL DESIGNS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


                  Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), hereby grants to ______________________________ (the
"Optionee") an option to purchase a total of _________________________________________ (___________) shares of Common Stock
(the "Shares") of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1996 Stock Option Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

                  1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

                  2. Date of Grant; Term of Option. This Option is granted this _____ day of _____________________, 19____, and it may not be exercised later than ______________________________, subject to earlier termination, among other things, in the event of a Change of Control, as described in Section 16 of the Plan.

                  3. Option Exercise Price. The Option exercise price is _____________________________________ ($________) per Share.

                  4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

                     (a) Right to Exercise. This Option shall vest and be exercisable cumulatively, as follows:___________________________________________
________________________________________________________________________________
__________.

                     (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the

Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement in the form attached hereto. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase Agreement, and/or applicable law.

                     (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                  5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                     (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                     (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

                  6. Termination of Relationship with the Company. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of employment due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination; provided, however, that if such disabled Optionee shall commence any employment or engagement during such one (1) year period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, this Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

                  7. Forfeiture of Option. Notwithstanding any other provision of this Option, if the Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or invention and non-disclosure agreement, but, if the Optionee is not a party to either such agreement, then, as such term is defined in the Stock Purchase and Restriction Agreement) or if the Board of Directors makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, or, if the Optionee is a director, has otherwise breached any fiduciary duty owed to the Company, or (ii) has been convicted of a felony or
(iii) has disclosed trade secrets or confidential information of the Company or
(iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate on the earlier of the date of termination for "cause" or the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

                  8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                  9. Continuation of Employment or Engagement. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

                  10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

                  11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

                  12. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

                  13. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  14. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.


Date: ____________________ QUANTUM EPITAXIAL DESIGNS, INC.


                                By:______________________________

                                Title:___________________________

                                 ACKNOWLEDGEMENT
                                 ---------------


                  The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date: ____________________                           _________________________
                                                     Signature of Optionee

                                                     _________________________
                                                     Address
                                                     _________________________
                                                     City, State, Zip


                  THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            SEE RESTRICTIVE LEGENDS SET FORTH ON THE LAST PAGE HEREOF



                         QUANTUM EPITAXIAL DESIGNS, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


                  Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), hereby grants to ______________________________ (the
"Optionee") an option to purchase a total of one thousand (1,000) shares of Common Stock (the "Shares") of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1996 Stock Option Plan (the "Plan") applicable to non-qualified stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

                  1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

                  2. Date of Grant; Term of Option. This Option is granted this _____ day of _____________________, 19____, and it may not be exercised later than ______________________________, subject to earlier termination, among other things, in the event of a Change of Control, as described in Section 16 of the Plan.

                  3. Option Exercise Price. The Option exercise price is _____________________________________ ($________) per Share.

                  4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

                     (a) Right to Exercise. This Option shall be fully and immediately vested and exercisable.

                     (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement in the form attached hereto. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase Agreement, and/or applicable law.

                     (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                  5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                     (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                     (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

                  6. Termination of Relationship with the Company. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company or its Subsidiaries for any reason, the Optionee shall continue to have the right to exercise this Option at any time. If the Optionee dies, this Option may be exercised at any time by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

                  7. Forfeiture of Option. Notwithstanding any other provision of this Option, if the Board of Directors makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his service, or has otherwise breached any fiduciary duty owed to the Company, or (ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate on the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

                  8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                  9. Continuation of Employment or Engagement. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or any of its Subsidiaries.

                  10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

                  11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

                  12. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

                  13. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  14. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.



Date: ____________________      QUANTUM EPITAXIAL DESIGNS, INC.


                                     By:______________________________

                                     Title:___________________________

                                 ACKNOWLEDGEMENT
                                 ---------------

                  The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date:____________________                _________________________
                                         Signature of Optionee


                                         _________________________
                                         Address

                                         _________________________
                                         City, State, Zip


                  THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

           SEE RESTRICTIVE LEGENDS SET FORTH ON THE LAST PAGE HEREOF


                        QUANTUM EPITAXIAL DESIGNS, INC.

                       INCENTIVE STOCK OPTION AGREEMENT



                  Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), hereby grants to ______________________________ (the
"Optionee") an option to purchase a total of _______________________________________ (___________) shares of Common Stock
(the "Shares") of the Company, at the price and on the terms set forth herein, and in all respects subject to the terms and provisions of the Company's 1996 Stock Option Plan (the "Plan") applicable to incentive stock options, which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

                  1. Nature of the Option. This Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2. Date of Grant; Term of Option. This Option is granted this ____ day of ___________________, 19____, and it may not be exercised later than __________________________________, subject to earlier termination, among other things, in the event of a Change of Control, as described in
Section 16 of the Plan.

                  3. Option Exercise Price. The Option exercise price is ____________________________________ ($__________) per Share.

                  4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

                      (a) Right to Exercise. This Option shall vest and be exercisable cumulatively, as follows:________________________________________
_____________________________________________________________________________
_________ .

                      (b) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price and an executed Stock Purchase Agreement in the form attached hereto. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, the Stock Purchase Agreement, and/or applicable law.

                      (c) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

                  5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                      (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                      (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

                  6. Termination of Status as an Employee. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve as an employee of the Company or its Subsidiaries for any reason other than death or Disability and thereby terminates his status as an Employee, the Optionee shall have the right to exercise this Option at any time within the three (3) month period after the date of such termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve as an employee due to death or Disability, this Option may be exercised at any time within one (1) year after the date of death or termination of employment due to Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination; provided, however, that if such disabled Optionee shall commence any employment or engagement during such one (1) year period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, this Option shall terminate immediately upon the commencement thereof. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

                  7. Forfeiture of Option. Notwithstanding any other provision of this Option, if the Optionee's employment is terminated for "cause" (as such term is defined in the Optionee's employment agreement or invention and non-disclosure agreement, but, if the Optionee is not a party to either such agreement, then, as such term is defined in the Stock Purchase and Restriction Agreement) or if the Board of Directors makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment, or (ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate on the earlier of the date of termination for "cause" or the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

                  8. Nontransferability of Option. This Option may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by such Optionee. Subject to the foregoing and the terms of the Plan, the terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

                  9. Continuation of Employment. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the employment of the Company or any of its Subsidiaries or limit in any respect the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

                  10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

                  11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Optionee, without his consent, of this Option or any rights hereunder. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

                  12. Conversion to Non-Qualified Option. Notwithstanding anything to the contrary set forth herein, this Option is being granted subject to the condition that in the event the Plan is not approved by the stockholders of the Company within 365 days of the date that the Plan was adopted by the Board of Directors of the Company, this Option shall automatically be converted into a non-qualified stock option.

                  13. Early Disposition of Stock. Subject to the fulfillment by Optionee of any conditions upon the disposition of Shares received under this Option, Optionee hereby agrees that if he disposes of any Shares received under this Option within one (1) year after such Shares were transferred to him, he will notify the Company in writing within thirty (30) days after the date of such disposition.

                  14. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

                  15. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

                  16. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

Date: ____________________               QUANTUM EPITAXIAL DESIGNS, INC.


                                             By: ______________________________

                                             Title: ___________________________

                                ACKNOWLEDGEMENT


                  The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.



Date: ____________________                _________________________
                                          Signature of Optionee


                                          _________________________
                                          Address

                                          __________________________
                                          City, State, Zip


                  THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                  THE SHARES WHICH MAY BE PURCHASED UPON EXERCISE OF THIS OPTION MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A STOCK PURCHASE AGREEMENT TO BE ENTERED INTO BETWEEN THE HOLDER OF THIS OPTION AND THE COMPANY UPON EXERCISE OF THIS OPTION, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                        QUANTUM EPITAXIAL DESIGNS, INC.

                   STOCK PURCHASE AND RESTRICTION AGREEMENT



         This Agreement is made this _____ day of _______________, 19__, by and between Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), and
_____________________________________________________________________________
("Stockholder").

                               R E C I T A L S:

         A. Stockholder was granted a Stock Option (the "Option") on ________________, 19___ pursuant to the Company's 1996 Stock Option Plan (the "Plan"), the terms and conditions of which are incorporated herein by reference.

         B. Pursuant to said Option, Stockholder was granted the right to purchase _____________ shares of the Company's Common Stock, as adjusted in accordance with the Plan (the "Optioned Shares").

         C. Stockholder has elected to exercise the Option to purchase _______________________ (________) of such Optioned Shares (herein referred to as the "Shares") under the Stock Option Agreement evidencing said Option (the "Option Agreement").

         D. As required by the Plan and the Option Agreement, as a condition to Stockholder's exercise of the Option, Stockholder is required to execute this Agreement, which gives the Company certain rights, including, but not limited to, transfer restrictions with respect to the Shares, rights of first refusal upon a proposed sale or transfer of the Shares and other rights to repurchase the Shares being issued pursuant to the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         SECTION 1. Definitions.

         As used in this Agreement, the following terms shall have the following respective meanings:

                  "Cause" shall mean (i) Employee's conviction of a crime (A) which is predicated on either fraud or embezzlement or (B) involving moral turpitude or which constitutes a felony and in either such case can reasonably be expected to have an adverse effect on the business or affairs of the Company; (ii) an act of fraud or dishonesty against, or in connection with the services rendered to, the Company which, in any of the foregoing cases, can reasonably be expected to have an adverse effect on the business or affairs of the Company; (iii) misconduct, neglect or failure by Employee to perform his duties and fulfill his obligations to the Company or any of its subsidiaries which, in any of the foregoing cases, can reasonably be expected to have an adverse effect on the business or affairs of the Company; or (iv) breach by the Employee in any material respect of a duty to the Company or of his employment agreement (if one exists) or his employee non-disclosure agreement (whether occurring before or after Termination of Employment.

                  "Company" shall mean Quantum Epitaxial Designs, Inc., a Pennsylvania corporation. For purposes of Sections 3, 6 and 7 hereof, the term Company shall include Person(s) designated by the Company.

                  "Fair Value Per Share" shall mean "Fair Value Per Share," as such term is defined in the Plan.

                  "Original Cost Per Share" shall mean the purchase price actually paid by the Employee for a particular share of the capital stock of the Company.

                  "Person" shall mean and include a natural person, a corporation, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute and the rules and regulations of the Securities and Exchange Commission thereunder, as shall be in effect at the applicable time.

                  "Shares" shall mean the Common Stock purchased by the Employee hereunder, subject to adjustment, as set forth in Section 3(b) hereof.

                  "Termination of Employment" shall mean the termination or cessation of the Employee's employment with or engagement by the Company (or any subsidiary thereof).

                  "Transfer" shall include any direct or indirect sale, assignment, transfer, pledge, hypothecation or other disposition of any Shares or of any legal or beneficial interest therein.

                  SECTION 2. Exercise of Option. Subject to the terms and conditions hereof, Stockholder hereby agrees to exercise his Option or a portion thereof to purchase ________________________ Shares at a purchase price of $_________ per Share (or $________, in the aggregate), subject to and in accordance with the terms set forth in this Agreement, payable in accordance with the terms and provisions of the Option Agreement.

                  SECTION 3. Termination of Employment. (a) (i) In the event of the Termination of Employment of the Stockholder for any reason other than Cause, including, but not limited to, resignation, withdrawal, discharge (without Cause), death or disability, the Company shall have the right to purchase from, and if the Company exercises its option pursuant to subparagraph (c) below, the Stockholder shall sell to the Company upon the exercise of such right at a purchase price per Share equal to the Fair Value Per Share, all of the Shares owned by the Stockholder.

                      (ii) In the event of the Termination of Employment of the Stockholder for Cause the Company shall have the right to purchase from, and if the Company exercises its option pursuant to subparagraph (c) below, the Stockholder shall sell to the Company upon the exercise of such right, at a purchase price per Share equal to the Original Cost Per Share, all of the Shares owned by the Stockholder.

                  (b) The number of Shares subject to repurchase pursuant to Sections 3(a) shall be adjusted to give effect to any stock dividend, or other distribution of stock made on or in respect of such Shares, or any subdivision, combination or reclassification of the outstanding capital stock of the Company or received in exchange for the Shares.

                  (c) In order to exercise the option to purchase
Stockholder's Shares under this Section 3, the Company shall deliver a written notice to the Stockholder indicating its election to purchase the Shares and specifying the number of Shares which it elects to purchase and the purchase price therefor.

                  (d) If the Company elects not to exercise its rights pursuant to this Section 3 or if the Company is legally prohibited from or unable to repurchase the Shares during the period referred to below, it shall notify the Stockholder within the 90-day period following the Termination of Employment of the Stockholder.

                  (e) The repurchase of Shares hereunder shall be made on a date selected by the Company within 100 days of the Termination of Employment, by delivery of payment to the Stockholder, by check or wire transfer, against receipt of one or more certificates, properly endorsed, evidencing the Stockholder's Shares to be so repurchased.

                  (f) Anything contained herein to the contrary notwithstanding, any purchaser of Shares pursuant to Section 3 which is not the Company shall agree in writing, in advance, with the parties hereto to be bound by and comply with all applicable provisions of this Agreement and shall be deemed to be a Stockholder for all purposes of this Agreement.

                  SECTION 4. Legends. All certificates representing any Shares subject to the provisions of this Agreement shall have endorsed thereon the following legend unless in the opinion of counsel to the Company that such legend is no longer necessary:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO QUANTUM EPITAXIAL DESIGNS, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK PURCHASE AND RESTRICTION AGREEMENT BETWEEN QUANTUM EPITAXIAL DESIGNS, INC. AND THE STOCKHOLDER AND THE TERMS OF A CERTAIN STOCK RESTRICTION AGREEMENT, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY QUANTUM EPITAXIAL DESIGNS, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL OF THE PROVISIONS OF

                  SUCH AGREEMENTS ARE INCORPORATED BY
                  REFERENCE IN THIS CERTIFICATE.

                  SECTION 5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), in which event the Company will so advise Stockholder in writing, Stockholder agrees, represents and warrants, in connection with the proposed purchase of the Shares, that:

                  (a) he is purchasing the Shares solely for his own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Act. Stockholder further represents that he does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof; and that the entire legal and beneficial interest of the Shares he is purchasing is being purchased for, and will be held for the account of, Stockholder only and neither in whole nor in part for any other person;

                  (b) he is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Stockholder further represents that he has a preexisting personal or business relationship with the officers and directors of the Company and that he has such knowledge and experience in business and financial matters to enable him to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto and that he has the capacity to protect his own interests in connection with the purchase of the Shares. Stockholder further represents and warrants that he has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as he deems necessary and appropriate to enable him to evaluate the financial risk inherent in making an investment in the Shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof;

                  (c) he realizes that his purchase of the Shares will be a speculative investment and that he is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on his investment;

                  (d) the Company has disclosed to him in writing: (i) the sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless a transfer of them is subsequently registered under the Act or an exemption from such registration is available, and that the Company is under no obligation to register the Shares; and (ii) the Company shall make a notation in its records of the aforementioned restrictions on transfer and legends;

                  (e) he is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer) in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than two (2) years from the date Stockholder has purchased and paid for the Shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "brokers' transaction" or in a transaction directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and that any sale of the Shares may be made by him, if he is an affiliate of the Company, only in limited amounts during any three-month period not exceeding specified limitations. Stockholder further represents that he understands that at the time he wishes to sell the Shares there may be no public market upon which to make such a sale, and that, even if such public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, he would be precluded from selling the Shares under Rule 144 even if the two-year minimum holding period had been satisfied. Stockholder represents that he understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk;

                  (f) without in any way limiting Stockholder's representations, warranties and agreements set forth herein, Stockholder further agrees that he shall in no event make any Transfer of all or any portion of the Shares which he is purchasing unless and until:

                      (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                      (ii) Stockholder shall have (x) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) furnished the Company with an opinion of his own counsel (satisfactory to the Company) to the effect that such disposition will not require registration of such shares under the Act, and such opinion of his counsel shall have been concurred in by counsel for the Company and the Company shall have advised Stockholder of such concurrence.

                  (g) If the proposed Transfer of Shares may be effected without registration or qualification under the Securities Act and any applicable state securities laws, then the registered holder of such Shares shall be entitled to Transfer such Shares subject to and in accordance with
Section 6 hereof.

                  (h) If the proposed Transfer of such Shares may not be effected without registration under the Securities Act or registration or qualification under any applicable state securities laws, the registered holder of such Shares shall not be entitled to Transfer such Shares, until the requisite registration or qualification is effective and the Employee complies with Section 6 hereof.

                  SECTION 6. Restrictions on Transfer.

         6.1 Prohibited Transfers. (a) Stockholder agrees that he shall not Transfer any of his Shares except as otherwise specifically provided for herein.

                  (b) Anything to the contrary herein notwithstanding, the Stockholder shall not at any time Transfer any Shares which remain subject to the Company's repurchase option under this Agreement, except pursuant to
Section 6.1(c).

                  (c) Notwithstanding anything to the contrary contained herein, the Stockholder may Transfer all or any of his Shares to the spouse, parents, siblings or lineal descendants of the Stockholder or to any trust for the exclusive benefit of any of the foregoing or of the Stockholder; provided that any such transferee shall agree in writing with the Company, prior to and as a condition precedent to such transfer, to be bound by all of the provisions of this Agreement to the same extent as if such transferee was the Stockholder (including, but not limited to, being affected hereunder by all subsequent occurrences giving rise to repurchase rights of the Company to purchase the Shares of the original Stockholder/transferor then held by the permitted transferee) and provided, further, that the interests in such trusts shall be non-transferable.

                  (d) If requested in writing by the managing underwriters, if any, of any public offering of the Company's Common Stock, the Stockholder agrees not to offer, sell, contract to sell or otherwise dispose of any Shares except as part of such public offering within thirty (30) days before and up to three hundred and sixty-five (365) days after the effective date of the registration statement filed with respect to said public offering.

         6.2 Right of First Refusal on Dispositions.

                  (a) If the Stockholder desires to sell all or any part of his Shares pursuant to a bona fide, arm's length offer from a credit worthy third party (the "Proposed Transferee"), the Stockholder shall submit a written offer (the "Offer") to sell such Shares (the "Offered Shares") to the Company, on terms and conditions, including price, not less favorable to the Company than those on which the Stockholder proposes to sell the Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the number of Offered Shares proposed to be sold, the total number of Shares owned by the Stockholder, the terms and conditions, including price, of the proposed sale, the address of the Stockholder and any other material facts relating to the proposed sale.

                  (b) If the Company desires to purchase all of the Offered Shares, the Company shall communicate in writing its election to purchase (an "Acceptance") to the Stockholder, which Acceptance shall be delivered in person or mailed to the Stockholder within twenty (20) days of the date the Offer was made.

                  (c) If the Company accepts the Offer as to all of the Offered Shares, the sale of the Offered Shares to be sold to the Company pursuant to this Section 6.2 shall be made at the offices of the Company on the thirtieth (30th) day following the expiration of the 20-day period, after the Offer is made (or if such thirtieth (30th) day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Stockholder's delivery to the Company of a certificate or certificates evidencing the Offered Shares to be purchased by it or him, duly endorsed for transfer to the Company, which Shares shall be delivered free and clear of all liens, charges, claims and encumbrances of any nature whatsoever, against payment to the Stockholder of the purchase price therefor by the Company. Payment for the Offered Shares shall be made as provided in the Offer or by wire transfer or certified check.

                  (d) If the Company does not agree to purchase all of the Offered Shares, then, the Offered Shares may be sold by the Stockholder at any time within ninety (90) days after the date the Offer was made. Any such sale shall be to the Proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those specified in the Offer. Any Offered Shares not sold within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 6.2.

                  SECTION 7. Failure to Deliver Shares. If the Stockholder becomes obligated to sell any Shares ("Defaulting Stockholder") to the Company under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, the Company, at its option, in addition to all other remedies it or he may have, send to the Stockholder the purchase price for such Shares as is herein specified. Thereupon, the Company, upon written notice to the Stockholder, shall (i) cancel on its books the certificate or certificates representing the Shares to be sold.

                  SECTION 8. Escrow. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Stockholder's Shares upon exercise, under this Agreement, of the rights of the Company and the rights of the other beneficiaries to this Agreement, Stockholder agrees, if requested in writing by the Company, to deliver to and deposit with the Secretary of the Company or his nominee ("Escrow Holder"), as Escrow Holder in this transaction, five Stock Assignments duly endorsed (with date and number of shares blank) in the form attached hereto as Attachment A, together with the certificate or certificates evidencing the Shares; said documents are to be held by the Escrow Holder and delivered to said Escrow Holder pursuant to the Joint Escrow Instructions of the Company and Stockholder set forth in Attachment B attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Holder at the closing hereunder.

                  SECTION 9. Withholding. (a) Upon the request of the Company, the Stockholder shall promptly pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares (or any distributions of other securities or property (including cash) thereon or issued in replacement thereof).

                  (b) In order to effect Section 9(a) above, (i) the Company shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Stockholder any Federal, state or local taxes of any kind required by law to be withheld with respect to the Shares; and (ii) if payment of the required tax is not made by the Stockholder, the Company may, at its option, redeem and cancel at the rate of the Fair Value Per Share a sufficient number of Shares to pay any tax required to be withheld.

                  SECTION 10. Violative Transfers. The Company shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

                  SECTION 11. Rights as Stockholder. Subject to the provisions of this Agreement, Stockholder shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the purchased Shares.

                  SECTION 12. Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

                  SECTION 13. Remedies, Injunctive Relief.

                  (a) In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach; and/or an action for specific performance of any such covenant or agreement contained in this Agreement and/or a temporary or permanent injunction, in any case without showing any actual damage. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof. Any purported Transfer in violation of the provisions of this Agreement shall be void ab initio.

                  (b) Stockholder agrees that, until a public market for the Shares exists, the Shares cannot be readily purchased, sold, or evaluated in the open market, that they have a unique and special value, and that the Company and its stockholders would be irreparably damaged if the terms of this Agreement were not capable of being specifically enforced, and for this reason, among others, Stockholder agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies of the Company.

                  SECTION 14. Savings Provisions. (a) If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.

                  (b) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. Such prohibition or unenforceability in any one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 15. No Right To Retention. This Agreement shall not entitle the Stockholder to any right or claim to be retained by the Company or limit the right of the Company to terminate the Stockholder's association with the Company or to change the terms of such association.

                  SECTION 16. Duration of Agreement. The rights and obligations of the Stockholder under this Agreement shall terminate as to such Stockholder upon the earlier to occur of (a) the sale of all Shares owned by such Stockholder in accordance with the terms set forth herein (provided that any transferee of Shares has agreed in writing to be bound by the terms and restrictions set forth herein) or (b) on the fifteenth anniversary of the date that such Stockholder first became a party hereto. Notwithstanding anything contained in this Agreement to the contrary, (y) the restrictions imposed upon the Shares in Section 3 and Section 6.2 of this Agreement shall terminate upon the consummation of an underwritten public offering of the Company's authorized but unissued shares of Common Stock, underwritten on a firm commitment basis by one of more underwriters, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission and (z) the obligations of the Stockholder set forth in Section 6.1(d) hereof shall survive the termination hereof.

                  SECTION 17. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Company, the Stockholder, the respective successors or heirs and personal representatives and permitted assigns of the Company and the Stockholder, and each other person who shall properly become a registered holder of any Shares that have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or Rule 144 or Rule 144A (or any similar or successor rule). The Stockholder agrees further that, except in connection with Transfers by the Stockholder pursuant to Sections 4, 5(f), 5(g), 5(h) and 6, he shall not sell any Shares to any Person not a party to this Agreement.

                  SECTION 18. Entire Agreement. This Agreement, contains the entire agreement among the parties with respect to the subject matter hereof and supersedes other prior and contemporaneous arrangements or understandings with respect thereto.

                  SECTION 19. Notices. All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered by hand, (b) one business day after the business day of transmission if sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) one business day after the business day of deposit with the carrier, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties):

                  (a)      If to the Stockholder:

                           __________________
                           _________________
                           __________________


                  (b)      If to the Company:

                           Quantum Epitaxial Designs, Inc.
                           119 Technology Drive
                           Bethlehem, Pennsylvania  18015
                           Telecopier No.: (610) 861-5273
                           Attention: Thomas L. Hierl

                  with a copy to:

                           Pepper, Hamilton & Scheetz
                           1235 Westlakes Drive, Suite 400
                           Berwyn, Pennsylvania 19312-2401
                           Telecopier: (610) 640-7835
                           Attention: Jeffrey P. Libson, Esq.

                  SECTION 20. Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, without the prior written consent of each of the parties hereto.

                  SECTION 21. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  SECTION 22. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  SECTION 23. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

                  SECTION 24. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed wholly therein.

                  SECTION 25. Forfeiture. Notwithstanding (i) the execution and delivery of this Agreement by the parties hereto or (ii) anything to the contrary contained herein, if Stockholder's employment or engagement is terminated for Cause or if the Board of Directors makes a determination that the Stockholder (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or, if Stockholder is a director of the Company, has otherwise breached any fiduciary duty owed to the Company,
(ii) has been convicted of a felony or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, the Stockholder shall forfeit all shares for which the Company has not yet delivered share certificates to the Stockholder or Escrow Holder, as the case may be, and the Company shall refund to the Stockholder the Option purchase price paid to it. In addition, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above-written.

                                   QUANTUM EPITAXIAL DESIGNS, INC.

                                   By: ______________________________

                                   Title: ___________________________

                                   STOCKHOLDER:

                                   __________________________________
                                   (Signature)

                                   __________________________________
                                   (Print Name)

                                   Address: __________________________

                                            __________________________

                                    CONSENT

         The undersigned spouse of Stockholder agrees that his or her interest, if any, in the Shares subject to the foregoing Agreement shall be irrevocably bound by this Agreement and further understands and agrees that any community property interest, if any, shall be similarly bound by this Agreement.




Date: ________________              _______________________
                                    Spouse of Stockholder

                                 ATTACHMENT A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto ________________________________

_________________________________________ (_________) shares of the Common

Stock (the "Shares") of Quantum Epitaxial Designs, Inc., a Pennsylvania

corporation (the "Company"), standing in the undersigned's name on the books of the Company represented by Certificate No. __________ herewith, and does hereby irrevocably constitute and appoint __________________________ attorney to transfer the said shares on the books of the Company with full power of substitution in the premises.



Dated: ________________  Signature: ________________________

                                 ATTACHMENT B

                           JOINT ESCROW INSTRUCTIONS

                               __________, 19__



_______________________________
Secretary,
Quantum Epitaxial Designs, Inc.
119 Technology Drive
Bethlehem, Pennsylvania  18015



Dear _____________________:

                  As Escrow Agent for both Quantum Epitaxial Designs, Inc., a Pennsylvania corporation (the "Company"), and the undersigned grantee of an option to purchase stock of the Company ("Optionee"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Stock Purchase and Restriction Agreement dated _______________, 19__, to which a copy of these Joint Escrow Instructions is attached as Attachment B (the "Agreement"), in accordance with the following instructions:

                  1. In the event the Company and/or any assignee or designee of the Company (referred to collectively for convenience herein as the "Company") and/or any other signatory to or beneficiary of rights set forth in the Agreement shall elect to exercise any rights of first refusal, other rights of repurchase and/or other rights (collectively, "Rights") set forth in the Agreement, the Company shall give to Optionee and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal executive office of the Company. Optionee and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

                  2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or other applicable purchaser against the simultaneous delivery to you of the purchase price (by check, delivery of shares of common stock of the Company having a fair market value equal to the purchase price, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Rights, and (d) to take any and all other actions deemed by you to be necessary, appropriate or desirable to effect the terms of or contemplated by the Agreement.

                  3. Optionee irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock (and stock assignments) to be held by you hereunder and any additions and substitutions to said stock as defined in the Agreement. Optionee does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other documents necessary or appropriate to make such securities negotiable and complete any transaction contemplated herein or in the Agreement or the Company's 1996 Stock Option Plan.

                  4. This escrow shall terminate at such time as there are no longer any shares of stock subject to the Rights.

                  5. The Employee shall have the right to vote the shares of stock deposited hereunder (the "Shares"). Subject to the next succeeding sentence, all dividends and other distributions of cash or property, other than securities (which are addressed below), paid or made with respect to the Shares held in escrow shall be accumulated and held in escrow by the Company for the benefit of the Optionee and will, upon termination of the escrow, be paid over to the Optionee, together with interest actually earned thereon from the date of payment of such dividends or distributions through the date as of which such dividends or distributions are paid over. If and to the extent any Shares are repurchased by the Company, all undistributed dividends and other distributions attributable to the Shares so repurchased, as well as the interest actually earned thereon, shall become the sole property of the Company, free and clear of any claim by the Optionee. If, from time to time during the term of the escrow arrangement, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the company, any and all new, substituted or additional securities to which the Optionee is entitled by reason of his ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Agent and included thereafter as Shares subject to repurchase for purposes of the Agreement.

                  6. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Optionee, you shall deliver all of same to Optionee and shall be discharged of all further obligations hereunder.

                  7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto, provided, however, that the Company may, at any time, elect to terminate this escrow by notice to the Optionee and you.

                  8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Optionee while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys, who may be counsel to the Company, shall be conclusive evidence of such good faith.

                  9. You are hereby expressly authorized to disregard any and all directions, notices and/or warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  10. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

                  11. You shall not be liable for the unenforceability or outlawing of any rights with respect to these Joint Escrow Instructions, the Agreement or any documents deposited with you nor shall you be liable for the running of any statute of limitations with respect to any such rights.

                  12. You may, but need not, submit a memorandum to the Optionee and to the Company setting forth action you intend to take with respect to the escrow of the Shares and requesting the parties to acknowledge the propriety of the intended action. If, in any such case, either party fails or refuses to acknowledge the propriety of the intended action, you may engage and seek the advice of counsel, who may be counsel to the Company, and other experts (and may pay such counsel and experts reasonable compensation and expenses), and any action taken in accordance with the written advice of such counsel and/or experts shall be full protection to you in respect thereto against any person. It is agreed that in any event you shall not be liable for any action or failure to act taken in good faith, and that your liability shall be limited to actions or inaction constituting gross negligence or willful misconduct.

                  13. All reasonable costs, fees and disbursements incurred by the Escrow Holder in connection with the performance of his duties hereunder shall be borne by the Company.

                  14. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination or resignation, the Company shall have the right to appoint any officer of the company as successor Escrow Agent.

                  15. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

                  16. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right to possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by a mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

                  17. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other address as a party may designate by ten (10) days' advance written notice to each of the other parties hereto.

COMPANY:          Quantum Epitaxial Designs, Inc.
                  119 Technology Drive
                  Bethlehem, Pennsylvania  18015

OPTIONEE:         ______________________________
                  ______________________________
                  ______________________________

ESCROW AGENT:     Secretary
                  Quantum Epitaxial Designs, Inc.
                  c/o Jeffrey P.  Libson, Esquire
                  Pepper, Hamilton & Scheetz
                  1235 Westlakes Drive - Suite 400
                  Berwyn, Pennsylvania 19312


                  18. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

                  19. The parties hereto understand that in the event that the Escrow Agent is legal counsel to the Company, said counsel may continue to act as such in the event of any dispute in connection with these Joint Escrow Instructions or any other transaction contemplated herein or affected hereby.

                  20. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.


                                Very truly yours,

                                QUANTUM EPITAXIAL DESIGNS, INC.

                                By: ________________________________

                                Title: _____________________________


                                Optionee:

                                ____________________________________
                                (signature)


                                Name:    ___________________________

                                Address: ___________________________

                                         ___________________________


                                Agreed to and accepted as of the
                                date set forth above.


                                Escrow Agent

                                By: _________________________________
                                      Secretary of
                                      QUANTUM EPITAXIAL DESIGNS, INC.

                                Name: ________________________________